UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05655

DWS Municipal Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2014

Semiannual Report

to Shareholders

DWS Municipal Income Trust

(On August 11, 2014, DWS Municipal Income Trust will be renamed Deutsche Municipal Income Trust.)

Ticker Symbol: KTF

Contents
3 Performance Summary
5 Portfolio Management Team
5 Portfolio Summary
7 Investment Portfolio
21 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Cash Flows
24 Statement of Changes in Net Assets
25 Financial Highlights
28 Notes to Financial Statements
36 Other Information
37 Dividend Reinvestment Plan
40 Additional Information
42 Privacy Statement

The fund's investment objective is to provide a high level of current income exempt from federal income tax.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2014 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 5/31/14
DWS Municipal Income Trust	6-Month‡	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	11.57%	4.95%	11.14%	7.92%
Based on Market Price(a)	19.55%	5.10%	13.23%	8.88%
Barclays Municipal Bond Index(b)	5.63%	3.05%	5.59%	5.00%
Morningstar Closed-End Municipal National Long Funds Category(c)	12.30%	4.07%	9.96%	6.51%

‡ Total returns shown for periods less than one year are not annualized.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended May 31, 2014 was 1.48% (0.90% excluding interest expense).

(b) The unmanaged, unleveraged Barclays Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(c) Morningstar’s Closed-End Municipal National Long Funds category represents muni national long portfolios that invest in municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. They focus on bonds with durations of seven years or more. This makes them more sensitive to interest rates, and thus riskier, than muni funds that focus on bonds with shorter maturities. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End Municipal National Long Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 5/31/14	As of 11/30/13
Net Asset Value	$13.71	$12.70
Market Price	$13.65	$11.80

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/14: Income Dividends (common shareholders)	$.42
Capital Gain Distributions	$.01
May Income Dividend (common shareholders)	$.0700
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/14†	6.13%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/14†	6.15%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/14†	10.83%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/14†	10.87%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 43.4%. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

— Joined Deutsche Asset & Wealth Management in 1983.

— Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Michael J. Generazo, Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 1999.

— BS, Bryant College; MBA, Suffolk University.

Portfolio Summary (Unaudited)

Investment Portfolio as of May 31, 2014 (Unaudited)
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 117.4%
Arizona 1.1%
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2037, GTY: Citibank NA	1,050,000	1,169,669
5.5%, 12/1/2029, GTY: Citibank NA	1,400,000	1,630,258
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Series A, 5.0%, 7/1/2040	3,000,000	3,161,370
		5,961,297
California 19.5%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F-1, 5.125%, 4/1/2039	5,000,000	5,631,600
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	3,500,000	3,917,305
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	3,180,000	4,323,083
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, 7.2%, 8/1/2039	5,000,000	5,886,750
California, South Bayside Waste Management Authority, Solid Waste Enterprise Revenue, Shoreway Environmental Center, Series A, 6.25%, 9/1/2029	5,345,000	6,142,474
California, State General Obligation:
5.25%, 4/1/2035	4,295,000	4,892,821
5.5%, 3/1/2040	1,370,000	1,582,144
6.0%, 4/1/2038	10,000,000	11,817,100
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	2,000,000	2,411,060
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/1/2034	6,640,000	7,853,062
California, Statewide Communities Development Authority Revenue, American Baptist Homes of the West, 6.25%, 10/1/2039, GTY: American Baptist Homes of the Midwest	1,250,000	1,350,813
Corona-Norco, CA, Unified School District, Election of 2006, Series A, 5.0%, 8/1/2031, INS: AGMC	5,130,000	5,689,837
Kern, CA, High School District, Election of 2004, Series B, Prerefunded, 5.0%, 8/1/2030, INS: AGMC	7,270,000	7,475,523
Los Angeles, CA, Community College District, Election of 2008, Series C, 5.25%, 8/1/2039	3,000,000	3,470,520
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series B, 5.0%, 5/15/2035	8,500,000	9,390,885
Port Oakland, CA, Series A, AMT, 5.0%, 11/1/2027, INS: NATL	5,850,000	6,438,568
Rancho, CA, Water District Community Facilities District No. 89-5, Special Tax, 0.03%*, 9/1/2028, LOC: Wells Fargo Bank NA	500,000	500,000
San Diego County, CA, Regional Airport Authority Revenue, Series B, AMT, 5.0%, 7/1/2043	7,000,000	7,539,700
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	2,850,000	3,167,518
San Diego, CA, Unified School District, Election 2012, Series C, 5.0%, 7/1/2035	5,000,000	5,631,100
		105,111,863
Colorado 2.8%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024, INS: NATL	2,500,000	2,633,150
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	2,500,000	2,517,250
Colorado, State Educational & Cultural Facilities Authority Revenue, National Jewish Federation, Series D3, 0.07%*, 12/1/2037, GTY: Milwaukee Jewish Federation, Inc., LOC: JPMorgan Chase Bank NA	1,000,000	1,000,000
Colorado, State Health Facilities Authority Revenue, School Health Systems, Series A, 5.5%, 1/1/2035	5,450,000	6,338,241
Denver, CO, City & County Airport Revenue, Series A, AMT, 5.25%, 11/15/2043	2,400,000	2,580,432
		15,069,073
District of Columbia 0.9%
District of Columbia, Metropolitan Airport Authority Systems Revenue:
Series A, AMT, 5.0%, 10/1/2038	800,000	869,248
Series A, AMT, 5.0%, 10/1/2043	3,400,000	3,661,188
		4,530,436
Florida 10.4%
Miami-Dade County, FL, Aviation Revenue, Series A, 5.5%, 10/1/2041	10,000,000	11,120,600
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A, AMT, 5.25%, 10/1/2033, INS: AGC	8,500,000	9,466,450
Series A-1, 5.375%, 10/1/2035	2,000,000	2,288,280
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series A, 5.75%, 4/1/2028	3,000,000	3,228,420
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2035, INS: AGMC	3,000,000	3,211,530
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project:
5.5%, 10/1/2028	5,290,000	5,672,361
5.75%, 10/1/2038	5,000,000	5,365,450
Orlando & Orange County, FL, Expressway Authority Revenue:
Series C, 5.0%, 7/1/2035	2,705,000	2,923,294
Series A, 5.0%, 7/1/2040	11,895,000	12,727,055
		56,003,440
Georgia 7.8%
Atlanta, GA, Airport Revenue:
Series A, 5.0%, 1/1/2035	1,030,000	1,099,927
Series C, AMT, 5.0%, 1/1/2037	1,690,000	1,794,476
Atlanta, GA, Water & Wastewater Revenue, Series A, 6.25%, 11/1/2039	5,815,000	6,830,822
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series A, 5.5%, 2/15/2045	2,135,000	2,275,547
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2020, GTY: JPMorgan Chase & Co.	7,250,000	8,167,197
Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,876,600
Series A, 5.5%, 9/15/2028, GTY: Merrill Lynch & Co., Inc.	10,000,000	12,032,900
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038, INS: AGC	3,300,000	3,721,047
		41,798,516
Guam 0.1%
Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	535,000	598,617
Hawaii 1.1%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2039	4,200,000	4,510,380
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	1,000,000	1,121,310
		5,631,690
Idaho 0.9%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center:
5.0%, 7/1/2035, INS: AGMC	2,500,000	2,649,025
6.75%, 11/1/2037	2,135,000	2,409,305
		5,058,330
Illinois 7.7%
Chicago, IL, Airport Revenue, O'Hare International Airport:
Series A, 5.75%, 1/1/2039	5,000,000	5,661,200
Series B, 6.0%, 1/1/2041	9,000,000	10,344,330
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2035	2,025,000	2,106,567
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	2,500,000	2,724,750
Series D, 6.5%, 11/1/2038	1,000,000	1,166,580
Illinois, Finance Authority Revenue, Memorial Health Systems, 5.5%, 4/1/2039	4,200,000	4,485,726
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	5,750,000	6,274,515
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place, Series B, 5.0%, 6/15/2050, INS: AGMC	3,000,000	3,105,720
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	915,000	1,073,030
Illinois, State Finance Authority Revenue, Ascension Health Credit Group, Series A, 5.0%, 11/15/2032	730,000	802,642
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	1,580,000	1,673,504
Illinois, State General Obligation, 5.5%, 7/1/2038	385,000	422,010
University of Illinois, Auxiliary Facilities Systems, Series A, 5.25%, 4/1/2041	1,250,000	1,363,263
		41,203,837
Indiana 1.4%
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	1,745,000	1,978,952
Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, 5.0%, 3/1/2041	5,000,000	5,282,350
		7,261,302
Iowa 0.3%
Iowa, State Finance Authority, Health Facilities Revenue, State Health Systems, Series A, 0.07%*, 2/15/2035, LOC: JPMorgan Chase Bank NA	800,000	800,000
Iowa, State Finance Authority, Wellness Facilities Revenue, Community Marshalltown Project, 0.07%*, 1/1/2031, LOC: Northern Trust Co.	755,000	755,000
		1,555,000
Kentucky 1.7%
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2042, INS: AGC	4,000,000	4,224,400
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	5,000,000	5,119,150
		9,343,550
Louisiana 1.0%
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	3,000,000	3,179,850
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	2,315,000	2,424,708
		5,604,558
Maryland 0.5%
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	1,100,000	1,327,238
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital, 5.75%, 1/1/2033	1,500,000	1,557,870
		2,885,108
Massachusetts 2.2%
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, Series A, AMT, 5.875%, 9/1/2023, INS: NATL	5,000,000	5,004,350
Massachusetts, State Development Finance Agency Revenue, Northeastern University, Series A, 5.25%, 3/1/2037	2,500,000	2,817,950
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	3,570,000	3,877,913
		11,700,213
Michigan 3.9%
Detroit, MI, Water & Sewerage Department, Sewerage Disposal System Revenue, Series A, 5.25%, 7/1/2039	1,120,000	1,116,080
Michigan, State Building Authority Revenue, Series I-A, 5.375%, 10/15/2041	7,500,000	8,332,125
Michigan, State Building Authority Revenue, Facilities Program:
Series H, 5.125%, 10/15/2033	2,495,000	2,753,033
Series I, 6.0%, 10/15/2038	1,000,000	1,152,150
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health Hospital, 5.75%, 11/15/2039	5,000,000	5,432,800
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, Prerefunded, 8.25%, 9/1/2039	1,800,000	2,347,326
		21,133,514
Minnesota 0.3%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	1,140,000	1,354,787
Mississippi 0.3%
Warren County, MS, Gulf Opportunity Zone, International Paper Co., Series A, 6.5%, 9/1/2032	1,525,000	1,702,937
Nevada 3.8%
Clark County, NV, Airport Revenue, Series B, 5.125%, 7/1/2036	4,305,000	4,671,829
Henderson, NV, Health Care Facility Revenue, Catholic Healthcare West, Series B, 5.25%, 7/1/2031	10,000,000	10,546,400
Las Vegas Valley, NV, Water District, Series B, 5.0%, 6/1/2037	4,830,000	5,308,895
		20,527,124
New Jersey 5.7%
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019, INS: AGMC	5,000,000	5,888,800
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,400,616
New Jersey, State Economic Development Authority Revenue, The Goethals Bridge Replacement Project, AMT, 5.125%, 7/1/2042, INS: AGMC	1,250,000	1,338,388
New Jersey, State Transportation Trust Fund Authority, Transportation Program, Series AA, 5.5%, 6/15/2039	1,730,000	1,970,989
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series B, 5.25%, 6/15/2036	2,500,000	2,756,975
Series B, 5.5%, 6/15/2031	6,200,000	7,111,524
Series A, 5.5%, 6/15/2041	5,460,000	6,105,536
Series A, 6.0%, 12/15/2038	1,955,000	2,312,452
New Jersey, State Turnpike Authority Revenue, Series E, 5.25%, 1/1/2040	1,750,000	1,941,642
		30,826,922
New York 7.3%
New York, Metropolitan Transportation Authority Revenue:
Series C, 5.0%, 11/15/2038	6,000,000	6,554,160
Series D, 5.0%, 11/15/2038	1,090,000	1,195,359
Series C, 5.0%, 11/15/2042	5,000,000	5,434,100
Series A-1, 5.25%, 11/15/2039	4,000,000	4,499,440
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,480,000	1,561,489
New York, State Energy Research & Development Authority Facilties Revenue, Consolidated Edison Co., Inc. Project, Series A-3, AMT, 0.05%*, 6/1/2036, LOC: Scotiabank	1,350,000	1,350,000
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2036	2,000,000	2,259,760
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	8,000,000	8,828,800
New York, Utility Debt Securitization Authority, Restructuring Revenue:
Series TE, 5.0%, 12/15/2034	800,000	925,072
Series TE, 5.0%, 12/15/2035	1,000,000	1,151,870
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second General Resolution, Series EE, 5.375%, 6/15/2043	3,750,000	4,318,425
Niagara Falls, NY, School District General Obligation, 5.6%, 6/15/2014, INS: AGMC	1,180,000	1,182,702
		39,261,177
North Carolina 0.7%
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, 6.25%, 12/1/2033	3,000,000	3,479,610
North Dakota 0.7%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	3,240,000	3,840,923
Ohio 2.8%
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, 6.5%, 11/15/2037	1,500,000	1,813,380
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health:
Series A, 5.5%, 1/1/2039	5,000,000	5,591,950
Series B, 5.5%, 1/1/2039	3,500,000	3,914,365
Ohio, State Turnpike Commission, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/2039	3,520,000	3,943,702
		15,263,397
Pennsylvania 2.7%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	1,700,000	1,944,647
Franklin County, PA, Industrial Development Authority Revenue, Chambersburg Hospital Project, 5.375%, 7/1/2042	7,000,000	7,441,280
Pennsylvania, State Turnpike Commission Revenue, Series A, 5.0%, 12/1/2038	2,030,000	2,260,588
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	2,835,000	3,003,711
		14,650,226
Puerto Rico 3.9%
Puerto Rico, Electric Power Authority Revenue, Series A, 6.75%, 7/1/2036	3,205,000	2,219,527
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.5%, 8/1/2042	3,000,000	2,443,110
Series A, 6.0%, 8/1/2042	3,200,000	2,783,744
Series A, 6.375%, 8/1/2039	15,000,000	13,682,100
		21,128,481
Rhode Island 0.4%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	2,000,000	2,334,140
South Carolina 3.5%
Charleston County, SC, Airport District, Airport System Revenue, Series A, AMT, 5.875%, 7/1/2032	6,560,000	7,570,109
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2031	1,000,000	1,101,980
South Carolina, State Ports Authority Revenue, 5.25%, 7/1/2040	2,550,000	2,768,611
South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, 5.75%, 12/1/2043	6,220,000	7,318,328
		18,759,028
Tennessee 1.6%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, 5.0%, 12/15/2021, GTY: Merrill Lynch & Co., Inc.	2,000,000	2,256,640
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	4,000,000	4,320,360
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	2,050,000	2,133,722
		8,710,722
Texas 15.6%
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, Prerefunded, 7.25%, 12/1/2035	1,000,000	1,272,800
Harris County, TX, Houston Port Authority, Series A, AMT, 6.25%, 10/1/2029	3,000,000	3,518,760
Houston, TX, Airport Revenue, People Mover Project, Series A, AMT, 5.5%, 7/15/2017, INS: AGMC	2,710,000	2,720,433
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	3,500,000	3,890,005
Second Tier, Series F, 5.75%, 1/1/2038	6,500,000	7,193,030
First Tier, 6.0%, 1/1/2043	5,000,000	5,746,850
North Texas, Tollway Authority Revenue, Special Project Systems, Series D, 5.0%, 9/1/2032	2,000,000	2,242,960
Texas, Dallas/Fort Worth International Airport Revenue:
Series F, AMT, 5.0%, 11/1/2035	2,000,000	2,116,240
Series H, AMT, 5.0%, 11/1/2042	5,425,000	5,693,754
Series F, 5.25%, 11/1/2033	3,500,000	4,019,575
Series A, 5.25%, 11/1/2038	4,000,000	4,362,000
Texas, Grand Parkway Transportation Corp., System Toll Revenue:
Series B, 5.0%, 4/1/2053	3,500,000	3,749,130
Series B, 5.25%, 10/1/2051	5,000,000	5,484,700
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 0.856%**, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	1,500,000	1,318,845
Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	5,000,000	6,189,750
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021, GTY: The Goldman Sachs Group, Inc.	1,155,000	1,337,559
5.5%, 8/1/2025, GTY: The Goldman Sachs Group, Inc.	7,250,000	8,507,295
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, 5.0%, 10/1/2035	1,600,000	1,835,616
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue:
5.0%, 12/15/2030	250,000	266,258
5.0%, 12/15/2031	3,165,000	3,347,431
5.0%, 12/15/2032	2,000,000	2,086,080
West Harris County, TX, Regional Water Authority, Water Systems Revenue, 5.0%, 12/15/2035	6,500,000	7,039,955
		83,939,026
Virgin Islands 0.5%
Virgin Islands, Public Finance Authority Revenue, Gross Receipts Tax Loan Note, Series A, 5.0%, 10/1/2032	2,500,000	2,700,450
Virginia 0.3%
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	1,370,000	1,601,379
Washington 3.7%
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	6,000,000	6,337,320
Washington, State Health Care Facilities Authority, Catholic Health Initiatives, Series A, 5.0%, 2/1/2041	5,000,000	5,292,900
Washington, State Health Care Facilities Authority, Swedish Health Services, Series A, Prerefunded, 6.75%, 11/15/2041	1,825,000	2,434,276
Washington, State Motor Vehicle Tax-Senior 520 Corridor Program, Series C, 5.0%, 6/1/2031	5,000,000	5,714,200
		19,778,696
Wisconsin 0.3%
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	1,555,000	1,820,453
Total Municipal Bonds and Notes (Cost $559,007,376)		632,129,822

Municipal Inverse Floating Rate Notes (a) 39.5%
Florida 6.8%
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023, INS: AGMC (b)	3,740,000	4,189,273
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024, INS: AGMC (b)	3,915,000	4,385,295
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025, INS: AGMC (b)	4,122,500	4,617,722
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026, INS: AGMC (b)	4,317,500	4,836,147
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032, INS: AGMC (b)	16,470,000	18,448,484
Trust: Miami-Dade County, FL, Transit Improvements, Series 2008-1160, 144A, 9.371%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
		36,476,921
Massachusetts 4.8%
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2032 (b)	18,250,000	20,508,799
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/28/2037 (b)	5,000,000	5,618,849
Trust: Massachusetts, State Pollution Control, Water Utility Improvements, Series 3159, 144A, 13.752%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
		26,127,648
Nevada 6.0%
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2028 (b)	9,447,355	10,569,874
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2029 (b)	9,919,723	11,098,367
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/3/2030 (b)	9,627,878	10,771,846
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.753%, 6/1/2016, Leverage Factor at purchase date: 3 to 1
		32,440,087
New York 11.8%
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2026 (b)	10,000,000	11,075,237
Trust: New York, State Dormitory Authority Revenue, Series 3160, 144A, 13.753%, 3/15/2015, Leverage Factor at purchase date: 3 to 1
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2024 (b)	10,000,000	11,104,000
Trust: New York, State Dormitory Authority Revenue, Secondary Issues, Series 1955-3, 144A, 18.23%, 3/15/2015, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2025 (b)	5,425,000	6,045,555
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2027 (b)	8,080,000	9,004,255
Trust: New York, State Dormitory Authority Revenues, Series 3169, 144A, 13.75%, 7/1/2025, Leverage Factor at purchase date: 3 to 1
New York, Triborough Bridge & Tunnel Authority Revenues, Series C, 5.0%, 11/15/2033 (b)	6,000,000	6,768,960
Trust: New York, Triborough Bridge & Tunnel Authority Revenues, Series 2008-1188, 144A, 9.34%, 11/15/2033, Leverage Factor at purchase date: 2 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (b)	17,560,000	19,590,814
Trust: New York City, NY, Series 2008-1190, 144A, 9.34%, 11/1/2027, Leverage Factor at purchase date: 2 to 1
		63,588,821
Tennessee 6.7%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (b)	10,756,695	12,361,441
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 18.225%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (b)	10,200,000	11,721,228
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 18.23%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (b)	10,564,925	12,139,843
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 18.238%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
		36,222,512
Virginia 3.4%
Virginia, State Resource Authority, Clean Water Revenue, 5.0%, 10/1/2027 (b)	8,190,000	9,357,116
Virginia, State Resource Authority, Clean Water Revenue, 5.0%, 10/1/2028 (b)	7,630,000	8,717,314
Trust: Virginia, State Resource Authority, Clean Water Revenue, Series 2917, 144A, 11.447%, 10/1/2028, Leverage Factor at purchase date: 2.5 to 1
		18,074,430
Total Municipal Inverse Floating Rate Notes (Cost $190,153,903)		212,930,419

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $749,161,279)†	156.9	845,060,241
MTPS, at Liquidation Value	(35.1)	(188,865,000)
Other Assets and Liabilities, Net	(20.0)	(107,861,877)
Remarketed Preferred Shares, at Liquidation Value	(1.8)	(9,885,000)
Net Assets Applicable to Common Shareholders	100.0	538,448,364

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rate as of May 31, 2014.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2014.

† The cost for federal income tax purposes was $627,217,023. At May 31, 2014, net unrealized appreciation for all securities based on tax cost was $98,661,642. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $100,871,029 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,209,387.

(a) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(b) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (c)	$—	$845,060,241	$—	$845,060,241
Total	$—	$845,060,241	$—	$845,060,241

There have been no transfers between fair value measurement levels during the period ended May 31, 2014.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2014 (Unaudited)
Assets
Investments in securities, at value (cost $749,161,279)	$845,060,241
Interest receivable	12,273,827
Other assets	7,414
Deferred offering costs	294,437
Total assets	857,635,919
Liabilities
Cash overdraft	801,207
Payable for floating rate notes issued	119,181,576
Distributions payable	105
Accrued management fee	331,223
Accrued Trustees' fees	4,220
Other accrued expenses and payables	119,224
MTPS, at liquidation value (see page 31 for more details)	188,865,000
Total liabilities	309,302,555
Remarketed Preferred Shares, at liquidation value (see page 31 for more details)	9,885,000
Net assets applicable to common shareholders, at value	$538,448,364
Net Assets Applicable to Common Shareholders Consist of
Undistributed net investment income	16,371,493
Net unrealized appreciation (depreciation) on investments	95,898,962
Accumulated net realized gain (loss)	(7,830,793)
Paid-in capital	434,008,702
Net assets applicable to common shareholders, at value	$538,448,364
Net Asset Value
Net Asset Value per common share ($538,448,364 ÷ 39,272,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of common shares authorized)	$13.71

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended May 31, 2014 (Unaudited)
Investment Income
Income: Interest	$20,314,644
Expenses: Management fee	1,953,171
Services to shareholders	23,597
Custodian fee	6,248
Professional fees	73,995
Reports to shareholders	43,923
Trustees' fees and expenses	12,981
Interest expense	1,506,577
Stock Exchange listing fees	20,072
Offering costs	102,201
Other	57,207
Total expenses	3,799,972
Net investment income	16,514,672
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,826,617
Change in net unrealized appreciation (depreciation) on investments	38,285,415
Net gain (loss)	40,112,032
Net increase (decrease) in net assets resulting from operations	$56,626,704
Distributions to Remarketed Preferred Shares	(5,897)
Net increase (decrease) in net assets applicable to common shareholders	$56,620,807

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the six months ended May 31, 2014 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations (excluding distributions to Remarketed Preferred Shareholders)	$56,626,704
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(82,612,880)
Net amortization of premium/(accretion of discount)	140,244
Proceeds from sales and maturities of long-term investments	87,417,745
(Increase) decrease in interest receivable	(146,915)
(Increase) decrease in other assets	8,884
(Increase) decrease in receivable for investments sold	1,210,000
Increase (decrease) in accrued expenses and payables	(34,462)
Change in unrealized (appreciation) depreciation on investments	(38,285,415)
Net realized (gain) loss from investments	(1,826,617)
Cash provided (used) by operating activities	22,497,288
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	801,207
(Increase) decrease in deferred offering cost on MTPS	102,201
Distributions paid (net of reinvestment of distributions)	(16,814,795)
Increase (decrease) in payable for floating rate notes issued	(6,665,000)
Cash provided (used) for financing activities	(22,576,387)
Increase (decrease) in cash	(79,099)
Cash at beginning of period	79,099
Cash at end of period	$—
Supplemental Disclosure
Interest expense	$(1,506,577)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013
Operations: Net investment income	$16,514,672	$33,252,096
Operations: Net investment income	$16,514,672	$33,252,096
Net realized gain (loss)	1,826,617	(5,416,827)
Change in net unrealized appreciation (depreciation)	38,285,415	(74,503,477)
Net increase (decrease) in net assets resulting from operations	56,626,704	(46,668,208)
Distributions to Remarketed Preferred Shareholders	(5,897)	(14,441)
Net increase (decrease) in net assets applicable to common shareholders	56,620,807	(46,682,649)
Distributions to common shareholders from: Net investment income	(16,494,623)	(32,976,108)
Net realized gains	(314,183)	(380,417)
Total distributions	(16,808,806)	(33,356,525)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	—	781,898
Net increase (decrease) in net assets from Fund share transactions	—	781,898
Increase (decrease) in net assets	39,812,001	(79,257,276)
Net assets at beginning of period applicable to common shareholders	498,636,363	577,893,639
Net assets at end of period applicable to common shareholders (including undistributed net investment income of $16,371,493 and $16,357,341, respectively)	$538,448,364	$498,636,363
Other Information
Common shares outstanding at beginning of period	39,272,911	39,218,238
Shares issued to common shareholders in reinvestment of distributions	—	54,673
Common shares outstanding at end of period	39,272,911	39,272,911

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended November 30,
	Six Months Ended 5/31/14 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$12.70		$14.74		$12.56	$12.03	$11.94	$9.72
Income (loss) from investment operations: Net investment incomea	.42		.85		.89	.93	.94	1.01
Net realized and unrealized gain (loss)	1.02		(2.04)		1.96	.45	.00 ***	2.03
Total from investment operations	1.44		(1.19)		2.85	1.38	.94	3.04
Distributions to remarketed preferred shareholders from net investment income (common share equivalent)	(.00	)***	(.00	)***	(.01)	(.01)	(.01)	(.04)
Net increase (decrease) in net assets from operations applicable to common shareholders	1.44		(1.19)		2.84	1.37	.93	3.00
Less distributions applicable to common shareholders from: Net investment income	(.42)		(.84)		(.84)	(.84)	(.84)	(.78)
Net realized gains	(.01)		(.01)		(.01)	—	—	—
Total distributions	(.43)		(.85)		(.85)	(.84)	(.84)	(.78)
NAV accretion resulting from Remarketed Preferred Shares tendered at a discounta	—		—		.19	—	—	—
Net asset value, end of period	$13.71		$12.70		$14.74	$12.56	$12.03	$11.94
Market price, end of period	$13.65		$11.80		$15.39	$13.18	$12.12	$11.36
Total Return
Based on net asset value (%)b	11.57	**	(8.13)		24.85	12.03	7.94	32.65
Based on market price (%)b	19.55	**	(18.25)		24.22	16.69	14.30	48.52
Ratios to Average Net Assets Applicable to Common Shareholders and Supplemental Data
Net assets, end of period ($ millions)	538		499		578	491	470	465
Ratio of expenses (%) (including interest expense)c,d	1.48	*	1.36		1.16	1.23	1.24	1.49
Ratio of expenses (%) (excluding interest expense)e	.90	*	.87		.96	.98	.98	1.14

Financial Highlights (continued)
			Years Ended November 30,
	Six Months Ended 5/31/14 (Unaudited)		2013	2012	2011	2010	2009
Ratio of net investment income (%)f	6.45	*	6.25	6.52	7.81	7.61	9.17
Portfolio turnover rate (%)	10	**	32	40	33	34	61
Senior Securities
Preferred Shares information at period end, aggregate amount outstanding: Remarketed Preferred Shares ($ millions)	10		10	10	199	199	199
MTPS ($ millions)	189		189	189	—	—	—
Asset coverage per share ($)g	18,546		17,544	19,538	17,354	16,822	16,706
Liquidation and market price per share ($)	5,000		5,000	5,000	5,000	5,000	5,000
a Based on average common shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities and interest paid to shareholders of MTPS.
d The ratio of expenses (based on net assets of common and Preferred Shares, including interest expense) were 1.07%, 0.99%, 0.84%, 0.87%, 0.88% and 0.95% for the periods ended May 31, 2014, November 30, 2013, 2012, 2011, 2010 and 2009, respectively.
e The ratio of expenses (based on net assets of common and Preferred Shares, excluding interest expense) were 0.65%, 0.63%, 0.71%, 0.69%, 0.69% and 0.72% for the periods ended May 31, 2014, November 30, 2013, 2012, 2011, 2010 and 2009, respectively.
f The ratio of net investment income after distributions paid to Remarketed Preferred Shareholders were 6.45%, 6.25%, 6.46%, 7.72%, 7.49% and 8.85% for the periods ended May 31, 2014, November 30, 2013, 2012, 2011, 2010 and 2009, respectively.
g Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense" in the Statement of Operations. For the six months ended May 31, 2014, interest expense related to floaters amounted to $403,557.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended May 31, 2014 was approximately $123,173,000, with a weighted average interest rate of 0.66%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $12,161,000, including $6,630,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016 ($1,969,000), November 30, 2017 ($2,864,000), November 30, 2018 ($500,000) and November 30, 2019 ($1,297,000), the respective expiration dates, whichever occurs first; and $5,531,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,341,000) and long-term losses ($3,190,000).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, dividend reclass, amortization adjustments and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Preferred Shares. At May 31, 2014, the Fund had issued and outstanding 37,773 floating rate municipal term preferred shares ("MTPS") and 321 Series B, 1,652 Series C, and 4 Series E remarketed preferred shares ("Remarketed Preferred Shares"), each with a liquidation preference of $5,000 per share. With respect to the payment of dividends and to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Fund, the MTPS and the Remarketed Preferred Shares rank on parity with each other, and are both senior in priority to the Fund's outstanding common shares.

The MTPS are a floating rate form of preferred shares with a term redemption date of December 1, 2015, unless extended, as a general matter, by the holders of the MTPS, and dividends that are set weekly to a fixed spread (dependent on the then current rating of the MTPS) against the Securities Industry and Financial Markets Association ("SIFMA") Municipal Swap Index. The average annualized dividend rate on the MTPS for the six months ended May 31, 2014 was 1.15%. In the Fund's Statement of Assets and Liabilities, the MTPS' aggregate liquidation preference is shown as a liability since the MTPS have a stated mandatory redemption date. Dividends paid on the MTPS are treated as interest expense and recorded as incurred. For the six months ended May 31, 2014, interest expense related to MTPS amounted to $1,103,020.

The Remarked Preferred Shares are preferred shares whose dividend rate is set through a remarketing process, and the dividends are generally paid every seven days. The remarketing agent is responsible for the payment of any commissions to broker-dealers participating in the remarketing process based on shares sold. Currently, the remarketing agent is the only participating broker-dealer. For remarketing to be successful, the number of Remarketed Preferred Shares bid must meet or exceed the number of Remarketed Preferred Shares being offered for sale. Since February 2008, remarketings of the Remarketed Preferred Shares have failed. Under the terms of the Remarketed Preferred Shares designation statement, in the event of a failed remarketing, the Remarketed Preferred Shares' dividend rate adjusts to a "maximum rate." The maximum rate is 125% of the Commercial Paper Rate (generally defined as the 60-day AA/Aa commercial paper rate). The next succeeding dividend period following the remarketing failure automatically adjusts to a 7-day period, which continues until the next successful remarketing. Remarketed preferred shareholders may offer their shares for sale at the next scheduled remarketing, subject to the same risk that the subsequent remarketing will not attract sufficient demand for a successful remarketing to occur. Broker-dealers may also try to facilitate secondary trading in the Remarketed Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. While prolonged remarketing failures have affected the liquidity for the Remarketed Preferred Shares, a failed remarketing does not represent a default on or loss of capital of, the Remarketed Preferred Shares and the remarketed preferred shareholders have continued to receive dividends at the previously defined "maximum rate." During the six months ended May 31, 2014, the dividend rates ranged from 0.088% to 0.150% for Series B, 0.088% to 0.150% for Series C, and 0.088% to 0.150% for Series E. Prolonged remarketing failures may increase the cost of leverage to the Fund.

Under the terms of a Purchase Agreement between the Fund and the initial purchaser of the MTPS, the Fund is subject to various investment restrictions that are, in certain respects, more restrictive than those to which the Fund is otherwise subject in accordance with its investment objective and policies. Such restrictions may limit the investment flexibility that might otherwise be pursued by the Fund if the MTPS were not outstanding. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Remarketed Preferred Shares and the MTPS, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Moreover, the Fund is required to maintain various asset coverage ratios with respect to the Remarketed Preferred Shares and the MTPS as defined in the Fund's charter documents and the 1940 Act. The Fund is not permitted to declare common share dividends unless the Remarketed Preferred Shares and the MTPS have a minimum asset coverage ratio of 200% at the time of declaration of the common share dividends after deducting the amount of such dividend.

The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares, each preferred shareholder is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class.

Leverage involves risks and special considerations for the Fund's common shareholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates will reduce the return to common shareholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's common shares. Changes in the value of the Fund's portfolio will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem preferred shares to comply with asset coverage or other restrictions imposed by the rating agencies that rate the preferred shares. There is no assurance that the Fund's leveraging strategy will be successful.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2014.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $82,612,880 and $87,417,745, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.55% of the Fund's average weekly net assets, computed and accrued daily and payable monthly. Average weekly net assets, for purposes of determining the management fee, means the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund (other than the liquidation value of the Remarketed Preferred Shares and MTPS).

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2014, the amount charged to the Fund by DISC aggregated $13,164, of which is $6,672 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,669, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Other Related Parties. Deutsche Bank Trust Company Americas, an affiliate of the Advisor, charges an administration fee for the Remarketed Preferred Shares and the MTPS. For the six months ended May 31, 2014, the amount charged to the Fund by Deutsche Bank Trust Company Americas included in the Statement of Operations under "other" aggregated $9,972, all of which is unpaid.

D. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended May 31, 2014 and the year ended November 30, 2013, the Fund did not repurchase shares in the open market.

E. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Municipal Income Trust will be renamed Deutsche Municipal Income Trust.

Other Information

On December 23, 2013, Standard & Poor's Ratings Services ("S&P") announced that it had initially reviewed all of its current ratings of preferred shares issued by closed-end funds based on S&P's updated criteria published on September 17, 2013 for rating market value securities, which include preferred shares issued by closed-end funds. After completing its initial review, S&P did not place the Fund's MTPS and Remarketed Preferred Shares on CreditWatch negative.

On March 6, 2014, Fitch Ratings ("Fitch") assigned a rating of AAA to the Fund’s MTPS. Concurrent with the new Fitch rating, the Fund requested S&P to withdraw its ratings of the Fund’s MTPS and Remarketed Preferred Shares. On March 27, 2014, S&P withdrew its ratings of the Fund’s MTPS and Remarketed Preferred Shares. Immediately prior to such withdrawals, S&P confirmed its AAA ratings of the Fund’s MTPS and Remarketed Preferred Shares. Moody’s Investors Service ("Moody’s") continues to rate the Fund’s MTPS and Remarketed Preferred Shares, and its Aa1 rating of each remains unchanged.

Dividend Reinvestment Plan

The Board of Trustees of the Fund has approved changes to the Dividend Reinvestment and Cash Purchase Plan that are expected to take effect in the fourth quarter of 2014. Please see page 39 for a summary of the changes to the Plan. Current Participants in the Plan will receive written notice of the changes to the Plan prior to the effective date. Shareholders should contact DWS Investment Services Company at (800) 294-4366 for additional information about the Plan.

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066

Kansas City, Missouri 64121-9066

(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

Although the Fund seeks income that is exempt from federal income tax, a portion of the Distributions may be subject to federal, state and local taxes, including the alternative minimum tax. The reinvestment of Distributions does not relieve the participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each participant the taxable amount of Distributions credited to his or her account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan will probably be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the effective date for such amendment, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns.

Summary of Changes to the Dividend Reinvestment and Cash Purchase Plan

On the effective date (currently expected to be in the fourth quarter of 2014), the Plan will change as follows:

— DST Systems, Inc. will replace Computershare Inc. as the Plan Agent.

— Current shareholders already participating in the Plan will automatically stay in the Plan. Current shareholders not participating in the Plan may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent.

— For purposes of determining whether the Fund’s Shares are trading at a discount or premium to net asset value per Share, such determinations will be made as of the payment date for the Distribution rather than the Record Date. Purchases in the open market will be made on or shortly after the payment date.

— Each participant may make voluntary cash contributions to his Account in the amount of at least $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the participant’s Account. Such voluntary payments will be invested by the Plan Agent on or shortly after the 15th of each month. Optional cash payments received from a participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date.

— Participants will no longer be charged a $0.75 service fee for each voluntary cash investment.

— A notice of withdrawal from the Plan will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the Record Date for the Distribution; otherwise such withdrawal will be effective after the investment of the current dividend or distribution.

— Participants will no longer be charged a service fee of $2.50, for sales of the participant’s Shares in connection with a termination or withdrawal.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	dws-investments.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset & Wealth Management Attn: Secretary of the DWS Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws-investments.com.

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KTF
CUSIP Numbers	Common Shares	23338M 106

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DMIT-3
(R-027924-3 7/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	-	n/a	n/a	n/a
January 1 through January 31	-	n/a	n/a	n/a
February 1 through February 28	-	n/a	n/a	n/a
March 1 through March 31	-	n/a	n/a	n/a
April 1 through April 30	-	n/a	n/a	n/a
May 1 through May 31	-	n/a	n/a	n/a
Total	-	n/a	n/a	n/a

The Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2014